Exhibit 99(b)


                                      99(b)
                 Analyst package distributed on January 24, 2001

                                                            Three months ended                          Twelve months end
                                                                December 31,                                 December 31,
                                                      ----------------------------------          ---------------------------------
                                                                                Percent                                    Percent
                                                       2000         1999         change              2000         1999      change
                                                      -----------------------------------         ---------------------------------

Per Common Share Data
----------------------
Net income:
   Basic                                              $0.25        $0.33        -24.24%            $1.26         $1.15       9.57%
   Diluted                                            $0.24        $0.32        -25.00%             1.22          1.10      11.91%
Cash dividends declared                               $0.06        $0.05         20.00%             0.21          0.17      23.53%
Book value                                             8.82        $8.26          6.78%             8.82          8.26       6.78%
Tangible book value                                    8.28        $7.41         11.74%             8.28          7.41      11.74%
Average shares outstanding:
   Basic                                          5,731,664    5,851,322         -2.04%        5,793,607     5,778,014       0.27%
   Diluted                                        5,889,374    6,064,781         -2.89%        5,984,594     6,085,859      -1.66%

Financial Ratios
----------------
Return on average shareholders' equity                11.41%       17.33%       -34.16%            15.16%        15.47%     -1.97%
Return on average total assets                         0.63%        1.08%       -41.31%             0.88%         0.98%    -10.60%
Average yield on earning assets                        8.79%        8.34%         5.40%             8.72%         8.24%      5.83%
Average rate on interest bearing liabilities           5.52%        4.67%        18.20%             5.22%         4.61%     13.23%
Net interest spread                                    3.27%        3.67%       -10.90%             3.50%         3.63%     -3.58%
Net interest margin (FTE)                              3.99%        4.29%        -6.99%             4.17%         4.24%     -1.65%
Efficiency ratio                                      74.37%       65.12%        14.20%            71.40%        65.01%      9.83%
Risk-based capital - Tier 1                            9.79%        8.90%        10.00%             9.79%         8.90%     10.00%
                         - Total capital              11.04%       10.01%        10.29%            11.04%        10.01%     10.29%
Tier 1 leverage ratio                                  6.46%        6.30%         2.54%             6.46%         6.30%      2.54%
Average shareholders'equity/average total assets       5.56%        6.23%       -10.80%             5.78%         6.33%     -8.73%

Asset Quality (dollars in thousands)
------------------------------------
Allowance for loan losses                           $ 7,407      $ 5,927         24.97%          $ 7,407       $ 5,927      24.97%
Allowance for loan losses/Loans                        1.36%        1.18%        15.25%             1.36%         1.18%     15.25%
Net charge-offs(recoveries)                           $ 772        $ 482         60.17%          $ 2,936       $ 2,111      39.08%
Net charge-offs/Average loans (annualized)             0.54%        0.40%        35.79%             0.54%         0.46%     16.80%
Nonperforming assets                                $ 5,784      $ 5,767          0.29%          $ 5,784       $ 5,767       0.29%
Nonperforming assets/Total loans plus OREO             1.08%        1.16%        -6.90%             1.08%         1.16%     -6.90%
Nonperforming assets/Total assets                      0.63%        0.75%       -16.00%             0.63%         0.75%    -16.00%
Allowance for loan losses/Nonperforming loans        183.61%      103.96%        76.62%           183.61%       103.96%     76.62%

Average Balances (in thousands)
-------------------------------
Loans and leases(gross of reserves)                $565,995     $478,535         18.28%         $541,178      $454,479      19.08%
Earning assets                                      835,202      668,187         25.00%          773,271       635,453      21.69%
Total assets                                        894,731      720,182         24.24%          833,305       680,857      22.39%
Deposits                                            604,321      502,207         20.33%          561,450       452,998      23.94%
Interest bearing liabilities                        726,245      578,754         25.48%          674,091       551,224      22.29%
Shareholders' equity                                 49,723       44,899         10.74%           48,141        43,131      11.62%

Period End Balances (in thousands)
----------------------------------
Loans and leases(gross of reserves)                $543,119     $503,665          7.83%         $543,119      $503,665       7.83%
Total assets                                        914,249      768,941         18.90%          914,249       768,941      18.90%
Deposits                                            617,543      521,439         18.43%          617,543       521,439      18.43%
Total liabilities                                   843,857      706,681         19.41%          843,857       706,681      19.41%
Shareholders' equity                                 50,160       47,809          4.92%           50,160        47,809       4.92%


                                    Three months         Three months      Three months         Three months        Twelve months
                                  ended December 31,  ended September 30,  ended June 30,      ended March 31,   ended December 31,
                                  ------------------  ------------------  ----------------    -----------------  -------------------
                                            Percent             Percent             Percent              Percent             Percent
                                 2000  1999  change  2000  1999  change   2000  1999 change  2000   1999  change  2000  1999  change
                                 ----- ---- -------  ----  ---- -------   ---- ---- -------  ----   ---- -------  ----  ----  ------

TAX EQUIVALENT INCOME STATEMENT
($ in thousands,
   except per share data)

Net interest income(FTE)        $8,380 $7,230   16% $8,165 $6,810   20%  $8,018 $6,647  21% $7,684 $6,260  23% $32,247 $26,947   20%
FTE adjustment                    (133)   (64) 108%    (86)   (48)  79%     (87)   (48) 81%    (88)   (45) 96%    (394)   (205)  92%
                                ------------------- ------------------- ------------------  ------------------- --------------------
Net interest income              8,247  7,166   15%  8,079  6,762   19%   7,931  6,599  20%  7,596  6,215  22%  31,853  26,742   19%
Provision for losses on loans    1,666  1,225   36%    517    658  -21%   1,175  1,216  -3%  1,058    449 136%   4,416   3,548   24%

Non-Interest Income:
  Service charges on deposits      514    584  -12%    493    572  -14%     687    521  32%    542    420  29%   2,236   2,097    7%
  Lease financing fees             397    298   33%    372    256   45%     374    401  -7%    290    268   8%   1,433   1,223   17%
  Mutual fund, annuity and
    insurance commissions        1,710    902   90%  1,056    713   48%     960    574  67%    879    480  83%   4,605   2,669   73%
  Loan brokerage and
    advisory fees                  540    688  -22%    591    522   13%     541    652 -17%    521    523   0%   2,193   2,385   -8%
  Gain(loss)from sale
     of securities                 270   (125)-316%    373    (66) -665%      2      4 -50%   (112)  (160) -30%    533    (347)-254%
  Client warrant income (loss)      41    931  -96%   (103) 2,775  -104%    985    482 104%  2,600      -    -   3,523   4,188  -16%
  Fees and other income          3,073  2,791   10%  1,411    967    46%    375    626 -40%    160    988  -84%  5,019   5,372   -7%
                                -------------------  -------------------  ------------------ ------------------  -------------------
    Total non-interest income    6,545  6,069    8%  4,193  5,739   -27%  3,924  3,260  20%  4,880  2,519   94%  19,542 17,587   11%

Non-Interest Expenses:
  Salaries and employee benefits 5,406  4,300   26%  4,903  4,391    12%  5,087  3,885  31%  4,784  3,274   46%  20,180 15,850   27%
  Occupancy                        618    448   38%    576    440    31%    513    291  76%    595    316   88%   2,302  1,495   54%
  Data processing                  223    353  -37%    239    338   -29%    231    263 -12%    405    217   87%   1,098  1,171   -6%
  Furniture,fixtures
     and equipment                 563    435   29%    556    389    43%    560    394  42%    468    259   81%   2,147  1,477   45%
  Loan and real estate
     owned expenses, net           399    275   45%    328    188    74%    270    130 108%    231    127   82%   1,228    720   71%
  Professional services            827    641   29%    500    539    -7%    524    397  32%    615    366   68%   2,466  1,943   27%
  Capital securites expense        572    399   43%    537    399    35%    399    399   0%    399    398    0%   1,907  1,595   20%
  Other                          2,185  2,208   -1%  1,538  2,432   -37%  1,558  1,501   4%  1,697  1,256   35%   6,978  7,397   -6%
                                -------------------  -------------------  -----------------  ------------------  -------------------
    Total non-interest expenses 10,793  9,059   19%  9,177  9,116     1%  9,142  7,260  26%  9,194  6,213   48%  38,306 31,648   21%
                                -------------------  -------------------  -----------------  ------------------  -------------------

Income from continuing
 operations before income taxes  2,333  2,951  -21%  2,578  2,727    -5%  1,538  1,383  11%  2,224  2,072    7%   8,673  9,133   -5%
Provision for income tax expense   907    994   -9%    841    905    -7%    529    447  18%    739    755   -2%   3,016  3,101   -3%
                                -------------------  -------------------  -----------------  ------------------  -------------------
Income from
  Continuing Operations          1,426 1,957  -27%  1,737  1,822    -5%  1,009    936   8%  1,485  1,317   13%   5,657  6,032   -6%

  Gain on sale of discontinued
    operations, net of tax           -      -    -       6      -     -   1,513      -   -       -      -    -    1,519      -    -
  Income from discontinued
    operations, net of tax           -      4 -100%      9    435   -98%     61    194 -69%     53      6  783%     123    639  -81%
                                ------------------- -------------------- ------------------ -------------------  -------------------
Net income                      $1,426 $1,961  -27% $1,752 $2,257   -22% $2,583 $1,130 129% $1,538 $1,323   16%  $7,299 $6,671    9%
                                =================== ==================== ================== ===================  ===================

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QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                    Fourth           Third            Second           First              Year-
                              1999                    Quarter          Quarter          Quarter          Quarter           to-date
                              ----              ------------------------------------------------------------------    --------------

FTE interest income                                  $14,040          $13,216          $12,781          $12,342            $52,379
Interest expense                                       6,810            6,406            6,134            6,082             25,432
                                                ---------------  ---------------  --------------------------------   --------------

FTE net interest income                                7,230            6,810            6,647            6,260             26,947
Less: FTE adjustment                                     (64)             (48)             (48)             (45)              (205)
                                                ---------------  ---------------  --------------------------------   --------------
Net Interest Income                                    7,166            6,762            6,599            6,215              26,742

Provision for Losses on Loans                          1,225              658            1,216              449               3,548

Non-Interest Income:
  Service charges on deposits                            584              572              521              420               2,097
  Lease financing fees                                   298              256              401              268               1,223
  Mutual fund, annuity and insurance commissions         902              713              574              480               2,669
  Loan brokerage and advisory fees                       688              522              652              523               2,385
  Gain(loss) from sale of securities                    (125)             (66)               4             (160)               (347)
  Client warrant income                                  931            2,775              482                -               4,188
  Fees and other income                                2,791              967              626              988               5,372
                                                ---------------  ---------------  --------------------------------   --------------
    Total non-interest income                          6,069            5,739            3,260            2,519              17,587

Non-Interest Expenses:
  Salaries and employee benefits                       4,300            4,391            3,885            3,274              15,850
  Occupancy                                              448              440              291              316               1,495
  Data processing                                        353              338              263              217               1,171
  Furniture, fixtures and equipment                      435              389              394              259               1,477
  Loan and real estate owned expenses, net               275              188              130              127                 720
  Professional services                                  641              539              397              366               1,943
  Capital securites expense                              399              399              399              398               1,595
  Other                                                2,208            2,432            1,501            1,256               7,397
                                                 ---------------  ---------------  --------------------------------   --------------
    Total non-interest expenses                        9,059            9,116            7,260            6,213              31,648


Income from Continuing Operations
    Before Income Taxes                                2,951            2,727            1,383            2,072               9,133
Provision for income tax expense                         994              905              447              755               3,101
                                                 ---------------  ---------------  --------------------------------   --------------
Income from Continuing Operations                      1,957            1,822              936            1,317               6,032

  Gain on sale of discontinued operations, net of tax      -                -                -                -                   -
  Income from discontinued operations, net of tax          4              435              194                6                 639
                                                 ---------------  ---------------  ---------------  ---------------   --------------
Net Income                                            $1,961           $2,257           $1,130           $1,323              $6,671
                                                 ===============  ===============  ================================   ==============

Other Data:
EPS - Basic income from continuing operations          $0.33            $0.31            $0.16            $0.24               $1.04
EPS - Diluted income from continuing operations        $0.32            $0.30            $0.15            $0.22               $0.99
EPS - Basic                                            $0.33            $0.38            $0.20            $0.24               $1.15
EPS - Diluted                                          $0.32            $0.37            $0.19            $0.22               $1.10
ROA                                                     1.08%            1.31%            0.68%            0.82%               0.98%
ROE                                                    17.33%           20.73%           10.60%           12.88%              15.47%
Net interest margin (FTE)                               4.29%            4.24%            4.29%            4.13%               4.24%
Dividends declared on common stock                     $0.05            $0.04            $0.04            $0.04               $0.17
FTE employees                                            316              292              295              268                 316
FTE employees--Continued Operations                      294              278              282              256                 294

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

QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                   Fourth          Third          Second           First             Year-
                                  2000               Quarter        Quarter         Quarter         Quarter           to-date
                                 ------         -------------- --------------- -------------- ----------------    -------------

FTE interest income                                  $18,449         $17,256        $16,418          $15,299          $67,422
Interest expense                                      10,069           9,091          8,400            7,615           35,175
                                                 -------------- --------------- -------------- ----------------    -------------

FTE net interest income                                8,380           8,165          8,018            7,684           32,247
Less: FTE adjustment                                    (133)            (86)           (87)             (88)            (394)
                                                 -------------  -------------- --------------- --------------      -------------
Net Interest Income                                    8,247           8,079          7,931            7,596           31,853

Provision for Losses on Loans                          1,666             517          1,175            1,058            4,416

Non-Interest Income:
  Service charges on deposits                            514             493            687              542            2,236
  Lease financing fees                                   397             372            374              290            1,433
  Mutual fund, annuity and insurance commissions       1,710           1,056            960              879            4,605
  Loan brokerage and advisory fees                       540             591            541              521            2,193
  Gain(loss) from sale of securities                     270             373              2             (112)             533
  Client warrant income (loss)                            41            (103)           985            2,600            3,523
  Fees and other income                                3,073           1,411            375              160            5,019
                                                 -------------- --------------- -------------- ----------------    -------------
    Total non-interest income                          6,545           4,193          3,924            4,880           19,542

Non-Interest Expenses:
  Salaries and employee benefits                       5,406           4,903          5,087            4,784           20,180
  Occupancy                                              618             576            513              595            2,302
  Data processing                                        223             239            231              405            1,098
  Furniture, fixtures and equipment                      563             556            560              468            2,147
  Loan and real estate owned expenses, net               399             328            270              231            1,228
  Professional services                                  827             500            524              615            2,466
  Capital securites expense                              572             537            399              399            1,907
  Other                                                2,185           1,538          1,558            1,697            6,978
                                                 -------------- --------------- -------------- ----------------    -------------
    Total non-interest expenses                       10,793           9,177          9,142            9,194           38,306

Income from Continuing Operations Before Income Taxes  2,333           2,578          1,538            2,224            8,673
Provision for income tax expense                         907             841            529              739            3,016
                                                 -------------- --------------- -------------- ----------------    -------------
Income from Continuing Operations                      1,426           1,737          1,009            1,485            5,657

  Gain on sale of discontinued operations, net of tax      -               6          1,513                -            1,519
  Income from discontinued operations, net of tax          -               9             61               53              123
                                                 -------------- --------------- -------------- ----------------    -------------
Net Income                                            $1,426          $1,752         $2,583           $1,538           $7,299
                                                 ============== =============== ============== ================    =============

Other Data:
EPS - Basic income from continuing operations          $0.25           $0.30          $0.18            $0.25            $0.98
EPS - Diluted income from continuing operations        $0.24           $0.29          $0.17            $0.25            $0.95
EPS - Basic                                            $0.25           $0.30          $0.45            $0.26            $1.26
PES - Diluted                                          $0.24           $0.29          $0.43            $0.26            $1.22
ROA                                                     0.63%           0.83%          1.27%            0.79%            0.88%
ROE                                                    11.41%          14.33%         22.69%           12.81%           15.16%
Net interest margin (FTE)                               3.99%           4.18%          4.25%            4.28%            4.17%
Dividends declared on common stock                      $0.06           $0.06          $0.05            $0.04            $0.21
FTE employees                                             313             326            319              301              313
FTE employees -- Continued Operations                     313             326            319              279              313

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

ASSET QUALITY
(Unaudited)
                                                     2000                                               1999
                                  -----------------------------------------------    ----------------------------------------------
($ in thousands)                    Year-   Fourth     Third    Second     First      Year-    Fourth    Third    Second     First
Allowance for Loan Losses          to-date  Quarter   Quarter   Quarter   Quarter    to-date   Quarter  Quarter   Quarter   Quarter
                                  -----------------------------------------------    -----------------------------------------------

 Balance at beginning of period   $ 5,927  $ 6,513  $ 6,527     $ 5,618  $ 5,927    $ 4,490   $ 5,184  $ 4,984    $ 4,854   $ 4,490
Provision                           4,416    1,666      517       1,175    1,058      3,548     1,225      658      1,216       449
 Charge-offs                        3,618      839      704         542    1,533      2,554       638      572      1,184       160
                                  -------  -------  -------     -------  -------    -------   -------  -------    -------   --------
 Recoveries                          (682)     (67)    (173)       (276)    (166)      (443)     (156)    (114)       (98)      (75)
                                  -------  -------  -------     -------  -------    -------   -------  -------    -------   --------

  Net loan charge-offs             2,936       772      531         266    1,367      2,111       482      458      1,086        85
                                  -------  -------  -------     -------  -------    -------   -------  -------    -------   --------
 Balance at end of period         $7,407   $ 7,407  $ 6,513     $ 6,527  $ 5,618    $ 5,927   $ 5,927  $ 5,184    $ 4,984   $ 4,854
                                  =======  =======  =======     =======  =======    =======   =======  =======    =======   ========

Allowance as percentage of loans    1.36%    1.36%     1.16%       1.20%    1.04%      1.18%     1.18%    1.11%      1.09%     1.11%

Net charge-offs/average loans       0.54%    0.14%     0.10%       0.05%    0.26%      0.46%     0.10%    0.10%      0.24%     0.02%

Allowance as percentage of
   non-performing loans           183.61%  183.61%   149.79%     162.08%  135.73%    103.96%   103.96%  137.87%    104.36%   110.15%


Non-performing assets
---------------------
 Non-accrual loans and leases    $ 4,034  $ 4,034   $ 4,348     $ 4,027  $ 4,139    $ 5,701   $ 5,701  $ 3,760    $ 4,776   $ 4,407
 Other real estate owned           1,750    1,750     3,536       5,692        -         66        66        -          -         -
                                 -------- -------   -------     -------  -------    -------   -------  -------    -------   --------
 Total non-performing assets     $ 5,784  $ 5,784   $ 7,884     $ 9,719  $ 4,139    $ 5,767   $ 5,767  $ 3,760    $ 4,776   $ 4,407
                                 ======== =======   =======     =======  =======    =======   =======  =======    =======   =======
Non-performing assets to:
  Loans and leases plus OREO        1.08%    1.08%     1.41%       1.80%    0.77%      1.16%     1.16%    0.81%      1.06%     1.02%
  Total assets                      0.63%    0.63%     0.90%       1.16%    0.50%      0.75%     0.75%    0.53%      0.72%     0.66%

Loans past due 90 days            $4,502   $4,502    $2,015      $3,049   $4,569     $2,336    $2,336   $7,282     $5,210    $2,123

Total under-performing loans     $10,286  $10,286    $9,899     $12,768   $8,708     $8,103    $8,103  $11,042     $9,986    $6,530


AVERAGE BALANCE SHEET DATA
(Unaudited)
                                                              2000                                         1999
                                             ------------------------------------------- ------------------------------------------
($ in thousands)                             Fourth    Third   Second    First    Year-   Fourth    Third   Second    First    Year-
Average balances                             Quarter  Quarter  Quarter  Quarter  to-date Quarter  Quarter  Quarter  Quarter  to-date
                                             -------  -------  ------- -------   ------- -------  -------  -------  -------  -------
 Cash and due from banks (Interest-earning) $ 27,595 $ 18,630 $ 22,015 $ 16,945 $ 21,244 $ 18,322 $ 21,726 $ 13,326 $ 16,294$ 16,907
 Trading securities                                -        -        -    1,077      264      343        -        -        -      86
 Loans,net of unearned discounts:
     Commercial business                     164,230  149,579  140,605  130,946  146,332  110,450  105,225  104,634   95,429 103,934
     Commercial mortgage                     174,199  166,918  172,716  166,847  170,180  154,760  143,340  133,390  114,799 136,572
     Residential real estate                  35,568   38,866   41,205   40,686   39,078   42,018   44,109   47,136   49,358  45,656
     Construction loans                       58,052   48,936   50,959   59,720   54,435   54,856   52,724   48,784   44,280  50,161
     Consumer                                 40,371   38,080   36,850   34,853   37,538   33,872   31,274   30,229   28,956  31,083
     Lease financing                          93,575   97,348   95,065   88,474   93,615   82,579   77,263   74,213   73,389  76,861
     Loans held for sale                           -        -        -        -        -        -    9,121    9,175   22,550  10,212
                                            --------  -------  -------  ------- --------  -------  ------- -------- -------- -------
    Total loans                              565,995  539,727  537,400  521,526  541,178  478,535  463,056  447,561  428,761 454,479
 Investment securities(available for sale)    26,916   28,467   30,324   31,429   29,283   21,692    9,936    7,513   17,288  14,617
 Investment securities(held to maturity)      40,460   35,205   34,874   34,418   36,246   31,488   28,685   28,297   13,843  25,578
 Mortgage-backed securities                  174,236  155,086  134,391  116,534  145,056  117,807  113,832  124,458  139,048 123,786
                                            --------  -------  -------  ------- --------  -------  ------- -------- -------- -------
  Earning assets                             835,202  777,115  759,004  721,929  773,271  668,187  637,235  621,155  615,234 635,453
 Cash and due from banks
     (non-interest bearing)                   18,125   17,270   15,146   16,426   16,762   13,119   14,209   15,349   13,770  14,091
 Other non-earning assets                     41,404   46,102   46,007   40,400   43,272   38,876   34,329   27,618   24,347  31,313
                                            --------  -------  -------  ------- --------  -------  ------- -------- -------- -------
     Total assets                           $894,731 $840,487 $820,157 $778,755 $833,305 $720,182 $685,773 $664,122 $653,351$680,857
                                            ======== ======== ======== ======== ======== ======== ======== ======== ======== =======
Deposits:
   Demand                                   $ 74,730 $ 70,700 $ 75,546 $ 69,559 $72,626  $ 66,247 $ 57,660 $ 54,101 $ 52,049$ 57,514
  Interest bearing:
     NOW and Supernow accounts                96,067   95,516   93,225   83,141  91,975    79,772   79,027   79,942   78,084  79,206
     Money Market Accounts                    39,713   37,133   36,234   35,855  37,223    37,053   34,767   34,632   36,142  35,649
     Passbook and Stmt Savings                27,704   29,148   30,699   31,452  29,752    31,282   31,857   32,161   31,753  31,763
     Time deposits                           366,107  335,111  312,146  306,189 329,874   287,853  256,916  231,197  219,496 248,866
                                            --------  -------  -------  ------- --------  -------  ------- -------- -------- -------
    Total interest bearing deposits          529,591  496,908  472,304  456,637 488,824   435,960  402,567  377,932  365,475 395,484
 Federal Home Loan Bank borrowings           112,693  100,500   98,658   88,126 100,010    88,000   88,000   88,000   88,000  88,000
 Other borrowings                             83,961   83,085   89,722   84,257  85,257    54,794   61,940   74,642   79,586  67,740
                                            --------  -------  -------  ------- --------  -------  ------- -------- -------- -------
  Interest bearing liabilities               726,245  680,493  660,684  629,020 674,091   578,754  552,507  540,574  533,061 551,224
 Non-interest bearing liabilities             23,805   18,636   23,689   17,425  20,652    15,834   17,973   12,234   12,150  14,547
 Capital securities                           20,228   22,009   14,458   14,453  17,795    14,448   14,443   14,438   14,433  14,441
 Total shareholders' equity                   49,723   48,649   45,780   48,298  48,141    44,899   43,190   42,775   41,658  43,131
                                            -------- -------- -------- -------- -------  -------- -------- -------- -------- -------
 Total Liabilities and Shareholders' Equity $894,731 $840,487 $820,157 $778,755$833,305  $720,182 $685,773 $664,122 $653,351$680,857
                                            ======== ======== ======== ======== =======  ======== ======== ======== ======== =======


AVERAGE BALANCE SHEET DATA - continued
(Unaudited)
                                                              2000                                      1999
                                     -------------------------------------------    -----------------------------------------------
                                      Fourth    Third    Second   First   Year-      Fourth    Third    Second    First      Year-
Average yields and rates              Quarter  Quarter  Quarter  Quarter to-date     Quarter  Quarter   Quarter   Quarter   to-date
                                     --------  -------  -------- ------- --------   --------  -------   -------   -------   --------
Interest - earning assets
Interest-earning deposits             6.14%      6.58%    6.34%   5.67%    6.21%       4.83%    5.20%     5.03%     4.80%     5.13%
Investment securities                 7.08%      6.83%    6.75%   6.37%    6.76%       6.72%    6.25%     6.43%     6.08%     6.34%
Mortgage-backed securities            7.14%      7.21%    7.37%   7.12%    7.21%       6.92%    6.48%     6.35%     6.20%     6.47%
Single family residential loans       7.81%      7.78%    7.55%   7.50%    7.65%       7.22%    7.23%     7.34%     7.37%     7.29%
Commercial real estate loans          8.75%      8.91%    8.87%   8.68%    8.80%       8.61%    8.56%     8.62%     8.67%     8.62%
Construction loans                   11.41%     11.60%   10.52%  10.23%   10.92%      10.18%   10.05%    10.09%    10.00%    10.09%
Commercial business loans             9.91%      9.62%    9.14%   8.90%    9.43%       8.51%    8.37%     8.47%     8.77%     8.53%
Lease financing                      10.93%     11.08%   11.27%  11.35%   11.16%      11.01%   11.28%    11.44%    11.03%    11.19%
Consumer loans                        8.30%      8.25%    8.08%   7.81%    8.12%       7.82%    7.87%     7.83%     8.00%     7.88%
                                     ------     ------   ------  ------   ------      ------   ------    ------    ------    ------
  Total interest - earning assets     8.79%      8.83%    8.70%   8.52%    8.72%       8.34%    8.23%     8.25%     8.14%     8.24%
                                     ------     ------   ------  ------   ------      ------   ------    ------    ------    ------
Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW                   3.53%      3.54%    3.34%   3.10%    3.39%       2.91%    2.74%     2.66%     2.77%     2.77%
   Money Market                       3.31%      3.16%    3.12%   2.98%    3.15%       2.90%    2.81%     2.73%     2.69%     2.79%
   Passbook and Statement Savings     1.78%      1.77%    1.76%   1.78%    1.77%       1.85%    1.87%     1.90%     1.98%     1.90%
   Time deposits                      6.19%      5.99%    5.72%   5.47%    5.86%       5.25%    5.19%     5.14%     5.25%     5.21%
                                     ------     ------   ------  ------   ------      ------   ------    ------    ------    ------
  Total interest - bearing deposits   5.26%      5.06%    4.80%   4.59%    4.94%       4.38%    4.24%     4.12%     4.18%     4.24%
FHLB borrowings                       6.06%      5.98%    5.85%   5.50%    5.87%       5.62%    5.48%     5.57%     5.33%     5.56%
Other borrowings                      6.40%      6.05%    5.97%   5.73%    6.03%       5.47%    5.68%     5.53%     5.90%     5.58%
                                     ------     ------   ------  ------   ------      ------   ------    ------    ------    ------
  Total interest-bearing liabilities  5.52%      5.31%    5.11%   4.87%    5.22%       4.67%    4.60%     4.55%     4.63%     4.61%

Interest Rate Spread                  3.27%      3.52%    3.59%   3.65%    3.50%       3.67%    3.63%     3.70%     3.51%     3.63%
Net Interest Margin                   3.99%      4.18%    4.25%   4.28%    4.17%       4.29%    4.24%     4.29%     4.13%     4.24%
Avg Int-earning assets
  to int-bearing liabilities        115.00%    114.20%  114.88% 114.77%  114.71%     115.45%  115.34%   114.91%   115.42%   115.28%


PERIOD END BALANCE SHEET DATA
(Unaudited)
                                                           2000                                         1999
                                      ------------------------------------------     -----------------------------------------------
                                      Fourth      Third     Second      First          Fourth      Third       Second       First
($ in thousands)                      Quarter    Quarter    Quarter    Quarter        Quarter     Quarter      Quarter     Quarter
                                      -------    -------    -------    -------        -------     -------      -------     -------
Assets
 Cash and due from bank
   (interest bearing)                $ 59,637   $ 16,380   $ 18,658    $ 19,668      $ 27,545    $ 16,460     $ 11,743     $ 22,248
 Loans and lease(net)                 535,712    555,630    535,354     535,084       497,738     461,601      451,967      431,113
 Investment securities:
   Held-to-maturity:
     Book                              41,940     35,382     35,103      34,578        34,309      28,721       28,459       18,747
     Market                            40,225     32,031     33,440      33,151        32,914      27,660       27,963       18,926
   Available-for-sale                  21,698     27,558     28,830      32,167        30,632      24,493        7,165       17,366
 Mortgage-backed securities           183,468    175,960    152,779     135,162       118,886     119,926      117,629      130,132
                                     --------   --------   --------    --------      --------    --------     --------     --------
 Earning assets                       842,455    810,910    770,724     756,659       709,110     651,201      616,963      619,606
 Cash and due from bank
    (non-interest bearing)             25,360     18,076     16,926      18,687        15,648      13,356       14,113       15,663
 Other non-earning assets              46,434     49,308     51,659      46,101        42,995      39,155       34,861       31,668
 Net assets of discontinued operations      -          -          -       1,164         1,188       1,582        1,008          630
                                     --------  ---------  ---------   ---------      --------    --------     --------     --------
Total assets                         $914,249  $ 878,294  $ 839,309   $ 822,611     $ 768,941   $ 705,294    $ 666,945    $ 667,567
                                     ========  =========  =========   =========     =========   =========    =========    =========
Liabilities and shareholders'equity
Deposits:
   Demand                            $ 88,356   $ 77,558   $ 79,213    $ 80,230     $  65,305    $ 56,516     $ 57,201     $ 57,226
   Interest bearing                   529,187    512,087    491,120     467,410       456,134     435,040      387,927      377,644
                                     --------   --------   --------    --------      --------    --------     --------     --------
     Total deposits                   617,543    589,645    570,333     547,640       521,439     491,556      445,128      434,870
 Federal Home Loan Bank borrowings    127,000    100,500    100,500      88,000        88,000      88,000       88,000       88,000
 Other borrowings                      67,360     91,689     90,630      91,111        74,767      53,349       66,160       77,344
                                     --------   --------   --------    --------      --------    --------     --------     --------
Interest bearing liabilities          811,903    781,834    761,463     726,751       684,206     632,905      599,288      600,214
 Other Liabilities                     31,954     27,912     16,590      35,011        22,475      13,638       10,475       11,265
                                     --------   --------   --------    --------      --------    --------     --------     --------
 Total liabilities                    843,857    809,746    778,053     761,762       706,681     646,543      609,763      611,479
 Capital Securities                    20,232     20,225     14,461      14,456        14,451      14,446       14,436       14,411
 Total shareholders' equity            50,160     48,323     46,795      46,393        47,809      44,305       42,746       41,677
                                     --------   --------   --------    --------      --------    --------     --------     --------
Total Liabilities,cap sec,and equity $914,249   $878,294   $839,309    $822,611      $768,941    $705,294     $666,945     $667,567
                                     ========  =========  =========   =========     =========   =========    =========    =========

Other selected balances
 Intangible assets -- Goodwill          3,042      5,377     5,499        5,832        4,914        5,090        5,190        5,053
 Amount included in shareholders'equity
   for net unrealized gains on investments
   available-for-sale                  (1,799)    (3,330)   (3,749)      (2,023)       1,234       (1,557)      (1,896)        (871)


Capital Data
(Unaudited)
                                                2000                                                       1999
                              ----------------------------------------------       ------------------------------------------------
                              Fourth     Third     Second     First      Year-     Fourth     Third    Second     First      Year-
                              Quarter   Quarter   Quarter    Quarter   to-date     Quarter   Quarter   Quarter   Quarter    to-date
                              -------   -------   -------    -------   -------     -------   -------   -------   -------    -------
Per common share
Shares outstanding:
    Average-basic           5,731,664 5,801,653  5,795,006  5,846,695  5,793,607 5,851,322 5,905,692  5,729,985 5,621,123 5,778,014
    Average-diluted         5,889,374 6,005,429  5,991,080  6,048,070  5,984,594 6,064,781 6,133,941  6,109,880 6,031,599 6,085,859
    Period-end              5,688,594 5,773,706  5,798,495  5,813,995  5,688,594 5,788,605 5,870,869  5,929,042 5,668,471 5,788,605
Book value                      $8.82     $8.37      $8.07      $7.98      $8.82     $8.26     $7.18      $7.21     $7.35     $8.26
Tangible Book Value             $8.28     $7.44      $7.12      $6.98      $8.28     $7.41     $6.32      $6.33     $6.46     $7.41
Price:
    High                     10   3/4 12 79/128 11   27/32 12  67/256 12  79/128 12 79/128 14 11/32 15 165/256 14 51/128  15 165/256
    Low                       7   1/8  11  3/16 10  15/128 10 107/256    7   1/8 11  35/64 12 5/256 12 237/256 10 113/128 10 113/128
    Close                     7   1/8  11   1/4 11 201/256 10 107/256    7   1/8 12  3/128 12   1/2  13  17/64 13  39/256 12   3/128


Capital ratios
($ in thousands)
Risk-based capital:
   Tier 1 capital            $57,921    $55,182    $53,125    $50,282    $55,182   $47,112  $44,414    $42,798    $41,467   $47,112
     % risk adjusted assets     9.79%      9.23%      9.22%      9.05%      9.23%     8.90%    9.10%      8.96%      9.08%     8.90%
   Total capital             $65,311    $61,678    $59,633    $55,873    $61,678   $53,006  $49,584    $47,767    $46,279   $53,006
     % risk adjusted assets    11.04%     10.32%     10.35%     10.06%     10.32%    10.01%   10.15%    10.00%      10.13%    10.01%
Tier 1 leverage ratio           6.46%      6.42%      6.42%      6.22%      6.42%     6.30%    6.44%     6.58%       6.37%     6.30%
Average shareholders' equity to
   total average assets         5.56%     5.79%       5.58%      6.20%      5.78%     6.23%    6.30%     6.44%       6.37%     6.33%